UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – November 2, 2020

ONCOR ELECTRIC DELIVERY COMPANY LLC

(Exact name of registrant as specified in its charter)

DELAWARE	333-100240	75-2967830
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1616 Woodall Rodgers Fwy., Dallas, Texas 75202

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including Area Code – (214) 486-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 2, 2020, Oncor Electric Delivery Company LLC, a Delaware limited liability company (“Oncor”), entered into a First Amendment (the “Amendment”) to the Revolving Credit Agreement, dated as of November 17, 2017 (as amended, the “Credit Agreement”), among Oncor, as borrower, the lenders from time to time party thereto (the “Lenders”), JPMorgan Chase Bank, N.A. (“JPMorgan”), as administrative agent for the Lenders and as swingline lender, and the fronting banks from time to time party thereto for letters of credit issued thereunder.

The Credit Agreement provides for an unsecured revolving credit facility in an aggregate principal amount of up to $2.0 billion. The Amendment extends the existing commitments thereunder for a period of one year, to November 17, 2023, and gives Oncor the option of extending such commitments for up to two additional one-year periods. The Amendment revises the per annum interest rate to, at Oncor’s option, (i) adjusted LIBOR plus an applicable margin of between 1.125% and 1.750%, depending on certain credit ratings assigned to Oncor’s debt, or (ii) an alternate base rate (the highest of (1) the prime rate of JPMorgan, (2) the greater of the federal funds effective rate or the overnight bank funding rate, plus 0.50%, and (3) adjusted LIBOR plus 1.0%) plus an applicable margin of between 0.125% and 0.750%, depending on certain credit ratings assigned to Oncor’s debt. Based on Oncor’s current debt ratings, its LIBOR-based borrowings will bear interest at LIBOR plus 1.250% and its alternate base rate borrowings will bear interest at the alternate base rate plus 0.250%. In addition, the Amendment addresses the establishment of an alternative rate of interest upon the occurrence of certain events related to the phase out of LIBOR and makes certain other modifications to the Credit Agreement.

The foregoing description of the Amendment is qualified in its entirety by reference to the complete terms of the Amendment, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 5, 2020, Oncor issued a press release discussing its financial results for the fiscal quarter ended September 30, 2020. The press release is furnished herewith as Exhibit 99.1.

ITEM 7.01.	REGULATION FD DISCLOSURE.

On November 5, 2020, Sempra Energy (“Sempra”), the indirect owner of a majority of Oncor’s outstanding equity interests, distributed a slide presentation containing certain information provided by Oncor. Slides containing information related to Oncor are furnished herewith as exhibits 99.2 and 99.3.

The slides were distributed in connection with Sempra’s discussion of its third quarter 2020 earnings results, which is being webcast live at 12 pm ET on November 5, 2020. The webcast will be available on the investor section of Sempra’s website at www.sempra.com. A replay of the conference will also be available on the investor section of Sempra’s website within 24 hours after the conference.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Items 2.02 and 7.01 and set forth in the attached Exhibits 99.1, 99.2 and 99.3 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and is not to be incorporated by reference into any filing of Oncor under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

The presentation slides contain forward-looking statements relating to Oncor within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. All statements in the presentation slides, other than statements of historical facts (often, but not always, through the use of words or phrases such as “expects,” “estimates,” “projected,” “intends,” “plans,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “should,” “target,” “goal,” “objective” and “outlook”), are forward-looking statements. They involve risks, uncertainties and assumptions. Factors that could cause actual results to differ materially from those projected in such forward-looking statements include: legislation, governmental policies and orders and regulatory actions; legal and administrative proceedings and settlements, including the exercise of equitable powers by courts; weather conditions and other natural phenomena; health epidemics and pandemics, including the evolving COVID-19 pandemic and its impact on Oncor’s business and the economy in general; acts of sabotage, wars or terrorist or cyber security threats or activities; economic conditions, including the impact of a recessionary environment; unanticipated population growth or decline, or changes in market demand and demographic patterns; changes in business strategy, development plans or vendor relationships; unanticipated changes in interest rates or rates of inflation; unanticipated changes in operating expenses, liquidity needs and capital expenditures; inability of various counterparties to meet their financial obligations to us, including failure of counterparties to perform under agreements; general industry trends; hazards customary to the industry and the possibility that we may not have adequate insurance to cover losses resulting from such hazards; changes in technology used by and services offered by us; significant changes in our relationship with our employees, including the availability of qualified personnel, and the potential adverse effects if labor disputes or grievances were to occur; changes in assumptions used to estimate costs of providing employee benefits, including pension and retiree benefits, and future funding requirements related thereto; significant changes in critical accounting policies material to us; commercial bank and financial market conditions, access to capital, the cost of such capital, and the results of financing and refinancing efforts, including availability of funds in the capital markets and the potential impact of disruptions in U.S. credit markets; circumstances which may contribute to future impairment of goodwill, intangible or other long-lived assets; financial restrictions under our revolving credit facility, term loan agreements, note purchase agreements, and indentures governing our debt instruments; our ability to generate sufficient cash flow to make interest payments on our debt instruments; actions by credit rating agencies; and our ability to effectively execute our operational strategy.

Discussion of risks and uncertainties that could cause actual results to differ materially from management’s current projections, forecasts, estimates and expectations is contained in filings made by Oncor with the Securities and Exchange Commission. Specifically, Oncor makes reference to the section entitled “Risk Factors” in its annual and quarterly reports. Any forward-looking statement speaks only as of November 5, 2020, the date of the presentation, and Oncor undertakes no obligation to update any forward-looking statement to reflect events or circumstances after such date or to reflect the occurrence of unanticipated events.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

10.1	First Amendment to the Revolving Credit Agreement, dated as of November 2, 2020, among Oncor Electric Delivery Company LLC, as borrower, the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent for the Lenders and as swingline lender, and the fronting banks from time to time party thereto for letters of credit issued thereunder.

99.1	Press release issued on November 5, 2020.

99.2	Presentation slides distributed on November 5, 2020.

99.3	Presentation slides distributed on November 5, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ONCOR ELECTRIC DELIVERY COMPANY LLC

By:	/s/ Kevin R. Fease
Name:	Kevin R. Fease
Title:	Vice President and Treasurer

Dated: November 5, 2020